                                 SCHEDULE 14A

                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                       Guaranty Federal Bancshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                 [letterhead]

                              September 21, 2001

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Guaranty Federal Bancshares, Inc., I cordially invite you to attend the 2001 Annual Meeting of Stockholders to be held at the main office of Guaranty Federal, located at 1341 West Battlefield, on Wednesday, October 24, 2001 at 5:00 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. Following the formal meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as representatives of BKD, LLP, independent accountants, will be present to respond to any questions that stockholders may have.

     Whether or not you plan to attend the meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as soon as possible. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting.

Respectfully,

/s/  James E. Haseltine

James E. Haseltine
President and Chief Executive Officer

                       GUARANTY FEDERAL BANCSHARES, INC.
                             1341 WEST BATTLEFIELD
                           SPRINGFIELD MO 65807-4181
                                (417) 520-4333

                     ______________________________________

                       NOTICE OF MEETING OF STOCKHOLDERS
                         To Be Held on October 24, 2001

     Notice is hereby given that an annual meeting of the stockholders ("Meeting") of Guaranty Federal Bancshares, Inc. (the "Company") will be held at the offices of the Guaranty Federal Savings Bank (the "Bank"), 1341 West Battlefield, Springfield, Missouri, on October 24, 2001, at 5:00 p.m., Central Time. Stockholders of record at the close of business on September 4, 2001, are the stockholders entitled to vote at the meeting.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is being held for the purpose of considering and acting upon:

     1.   The election of three directors.

     2. The ratification of BKD, LLP as Independent Certified Public Accountant to the Company for the fiscal year ending June 30, 2002.

     3. Such other matters as may come properly before the Meeting or any adjournments thereof. Except with respect to procedural matters incident to the conduct of the Meeting, the Board of Directors is not aware of any other business to come before the Meeting.

                    BY ORDER OF THE BOARD OF DIRECTORS

                    /s/  James E. Haseltine

                    James E. Haseltine
                    President

Springfield, Missouri
September 21, 2001

THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE, AND YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM OUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                       GUARANTY FEDERAL BANCSHARES, INC.
                             1341 WEST BATTLEFIELD
                       SPRINGFIELD, MISSOURI 65807-4181

                             _____________________

                                PROXY STATEMENT
                             _____________________


     This proxy statement has been prepared in connection with the solicitation of proxies by the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company") for use at the annual meeting of stockholders to be held on October 24, 2001, and at any adjournment(s) thereof. The annual meeting will be held at 5:00 p.m. at the Company's corporate office at 1341 W. Battlefield, Springfield, Missouri. It is anticipated that this proxy statement will be mailed to stockholders on or about September 21, 2001.

                RECORD DATE--VOTING--VOTE REQUIRED FOR APPROVAL

     All persons who were stockholders of the Company on September 4, 2001, ("Record Date") will be entitled to cast votes at the meeting. Voting may be by proxy or in person. As of the Record Date, the Company had 4,076,991 shares of common stock outstanding.

     Holders of a majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the annual meeting.

     Each proxy solicited hereby, if properly executed, duly returned to management and not revoked prior to the meeting, will be voted at the meeting in accordance with the stockholder's instructions indicated thereon. If no contrary instructions are given, each proxy received by management will be voted in favor of all items on the agenda. Each stockholder shall have one vote for each share of stock owned.

     A stockholder giving a proxy has the power to revoke the proxy at any time before it is exercised by filing with the Secretary of the Company written instructions revoking it. A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy. The proxy executed by a stockholder who attends the annual meeting will be revoked only if that stockholder files the proper written instrument with the Secretary prior to the end of the voting.

     To the extent necessary to assure sufficient representation at the annual meeting, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone or by further correspondence. Officers, directors and regular employees of the Company will not be compensated for their solicitation efforts. The cost of soliciting proxies from stockholders will be borne by the Company.

     Regardless of the number of shares of the Company's common stock, par value $0.10 per share ("Common Stock") owned, it is important that stockholders be represented by proxy or be present in person at the annual meeting.
Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the approval of the specific proposals presented in this proxy statement, and upon any other business that may properly come before the meeting or any adjournment thereof. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non votes, however, will be treated as shares present for purposes of determining whether a quorum is present. Directors are elected by a plurality of votes of the shares present in person or by proxy at the meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                -----------------------------------------------

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Articles of Incorporation of the Company (the "Articles of Incorporation") restrict the voting by persons who beneficially own in excess of 10% of the outstanding shares of Common Stock. This restriction does not apply to employee benefit plans of the Company. The following table sets forth, as of the Record Date, persons or groups who are known by the Company to own more than 5% of the Common Stock.

-----------------------------------------------------------------------------------------------------------------------
                  Name and Address                           Amount and Nature of                Percent of Class
                 Of Beneficial Owner                         Beneficial Ownership
-----------------------------------------------------------------------------------------------------------------------
Guaranty Federal Savings Bank                                      344,454(1)                            8.4%
     Employee Stock Ownership Plan ("ESOP")
     1341 West Battlefield
     Springfield, MO 65807-4181
-----------------------------------------------------------------------------------------------------------------------
Alpine Associates, A Limited Partnership                           326,281(2)                            8.0%
     100 Union Avenue
     Cresskill, NJ 07626
-----------------------------------------------------------------------------------------------------------------------
Great Southern Bancorp, Inc.                                       717, 647 (3)                         17.6%
     1451 East Battlefield
     Springfield, MO 65804
-----------------------------------------------------------------------------------------------------------------------


(1) Based on a Schedule 13G filed on February 13, 1998. Reflects shared dispositive and voting power with respect to all shares listed. The ESOP purchased these shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors of the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received are voted by the ESOP Trustee as directed by the ESOP Committee.
(2) Based on a Schedule 13D jointly filed on August 30, 2001 with Alpine Partners, L.P. and Palisades Partners, L.P. Sole voting and dispositive power is reported for 296,081 shares by Alpine Associates, for 29,200 shares by Alpine Partners and for 1,000 shares by Palisades Partners, L.P.
(3) Based on a Schedule 13D jointly filed on August 22, 2001 by Great Southern Bancorp, Inc., Turner Family Foundation, Turner Family Limited Partnership, William V. Turner, Ann S. Turner, and Steven G. Mitchem. Messrs. Turner and Mitchem and Ms. Turner share the same address with Great Southern Bancorp, Inc. The Turner Family Foundation and Turner Family Limited Partnership report an address of 925 St. Andrews Circle, Springfield, Missouri 65809. Sole voting and dispositive power is reported for 667,207 shares by Great Southern Bancorp, Inc., for 20,000 shares by the Turner Family Foundation, for 12, 000 shares by the Turner Family Limited Partnership, for 17,140 shares by Mr. Turner, and for 800 shares by Ms. Turner. Shared dispositive and voting power is reported for 32,000 shares by Mr. Turner and Ms. Turner and for 500 shares by Mr. Mitchem. Adding these amounts results in higher aggregate ownership than the number reported.

The following table sets forth certain information as of the Record Date, with respect to the shares of the Company's Common Stock beneficially owned by each of the Directors of the Company, and the total owned by directors and executive officers as a group. Unless otherwise indicated by footnote, the individuals exercise sole voting and dispositive power over the shares beneficially owned. Less than 1% stock ownership is shown below with an asterisk (*).

                 ---------------------------------------------------------------------------------------------
                       Name of Beneficial Owner                 Total Shares               Percent of Total
                                                                Beneficially                 Outstanding
                                                                   Owned                    Common Shares
                 ---------------------------------------------------------------------------------------------
                 Jack L. Barham                                 44,639(1)(2)                     1.1%
                 ---------------------------------------------------------------------------------------------
                 James E. Haseltine                            101,130(3)                        2.4%
                 ---------------------------------------------------------------------------------------------
                 Wayne V. Barnes                                63,625(1)(4)                     1.6%
                 ---------------------------------------------------------------------------------------------
                 Kurt D. Hellweg                                   500(5)                         *
                 ---------------------------------------------------------------------------------------------
                 Ivy L. Rogers                                  32,045(1)(6)                      *
                 ---------------------------------------------------------------------------------------------
                 Gary Lipscomb                                  50,862(1)(7)                     1.2%
                 ---------------------------------------------------------------------------------------------
                 Raymond D. Tripp                               18,156(1)(8)                      *
                 ---------------------------------------------------------------------------------------------
                 Gregory V. Ostergren                           13,725(1)                         *
                 ---------------------------------------------------------------------------------------------
                  Total owned by all directors and             454,018(9)                       10.7%
                  executive officers as a group (ten
                  persons)
                 ---------------------------------------------------------------------------------------------

______________________________________
(1) Excludes 344,454 shares of Common Stock held under the ESOP and shares held under a restricted stock plan (the "RSP") and a recognition and retention plan (the "RRP") for which the individual serves as a member of the ESOP, RRP or RSP Committee or Trustee Committee. The individual disclaims beneficial ownership with respect to these shares held in a fiduciary capacity. For each individual except Directors Tripp and Ostergren, includes 14,041 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(2)  Includes shared voting and dispositive power over 30,598 shares.
(3) Includes 29,936 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date. Includes shared voting power over 7,704 shares and shared dispositive power over 3,116 shares.
(4)  Includes shared voting and dispositive power over 49,584 shares.
(5)  Includes shared voting and dispositive power over 500 shares.
(6)  Includes shared voting and dispositive power over 18,004 shares.
(7)  Includes shared voting and dispositive power over 36,821 shares.
(8)  Includes shared voting and dispositive power over 9,514 shares.
(9) Includes 157,208 shares that may be acquired within 60 days of the Record Date through the exercise of options. Excludes 333,092 shares of Common Stock held under the ESOP (344,454 shares minus the 11,362 shares allocated to executive officers) and shares held in the RSP and RRP for which all directors other than Mr. Haseltine serve as members of the ESOP, RRP or RSP Committees or Trustee Committees. These individuals disclaim beneficial ownership with respect to these shares held in a fiduciary capacity. Includes shared voting power over 174,869 shares and shared dispositive power over 163,257 shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
            --------------------------------------------------------

     Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company.

     Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2001 fiscal year. Although the Company received a copy of a Form 3 untimely filed by Great Southern Bancorp, Inc. and other members of a group with respect to their ownership of the Common Stock of the Company, the Company is uncertain whether any additional transactions should have been reported.

                     FIRST PROPOSAL: ELECTION OF DIRECTORS
                     -------------------------------------

     The following table shows the name, age and position during the past five years of each nominee for election as director, and the length of time he has served as a director. The term of each director is three years. Three directors have been nominated for re-election.

     Unless otherwise specified on the proxies received by the Company, it is intended that proxies received in response to this solicitation will be voted in favor of the election of each person named in the following table to be a director of the Company for a three-year term, and until his successor is elected and qualified. There are no arrangements or understandings between the nominees or directors and any other person pursuant to which any such person was or is selected as a director or nominee.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING NOMINEES.

                  Nominees for Three-Year Terms Expiring 2004

                   -------------------------------------------------------------------------------------
                        Name                  Age (1)     Position(s)       Director      Current Term
                                                                             Since           Expires
                   -------------------------------------------------------------------------------------
                   Jack L. Barham              68         Director,           1983            2001
                                                          Chairman
                   -------------------------------------------------------------------------------------
                   James E. Haseltine          55         Director,           1990            2001
                                                        President, CEO
                   -------------------------------------------------------------------------------------
                   Raymond D. Tripp            56         Director            1998            2001
                   -------------------------------------------------------------------------------------

(1) As of the Record Date



                         Directors Who Are Not Nominees
                 Who Will Continue in Office After the Meeting

-----------------------------------------------------------------------------------------------------
           Name                 Age (1)        Position           Director Since      Current Term
                                                                                         Expires
-----------------------------------------------------------------------------------------------------
Wayne V. Barnes                  69             Director               1976               2002
-----------------------------------------------------------------------------------------------------
Gregory V. Ostergren             46             Director               1999               2002
-----------------------------------------------------------------------------------------------------
Ivy L. Rogers                    82             Director               1990               2002
-----------------------------------------------------------------------------------------------------
Kurt D. Hellweg                  44             Director               2000               2003
-----------------------------------------------------------------------------------------------------
Gary Lipscomb                    71             Director               1991               2003
-----------------------------------------------------------------------------------------------------

(1) As of the Record Date

Biographical Information

     The principal occupation of each Director is presented below:

     Jack L. Barham worked at the Bank for 24 years and retired 1995. He served in various positions of responsibility and was a Realtor and appraiser. In 1983 he was elected to the Board of Directors and in 1990 was elected Vice President and Chairman of the Board. He served in the US Navy, is a deacon at Ridgecrest Baptist Church and has been a member of various civic organizations.

     James E. Haseltine joined the Bank in 1983, and has served as Director, President and Chief Executive Officer since 1990. After graduating Drury College in 1968, he served with the U.S. Army in the Republic of Viet Nam. He serves as a director of the Affordable Housing Action Board of Springfield, an organization serving low to moderate income families, and was a founding director and past chairman.

     He serves as a director of America's Community Bankers, a national trade organization serving financial institutions, is a director and past President of the Springfield Business and Development Corporation, a director of the Home Builders Association of Springfield, and a past President of his Rotary Club.
He is an elder of First and Calvary Presbyterian Church.

     Raymond D. Tripp is President/Owner of Bolivar Insulation Company. Before relocating to Springfield seven years ago, he worked for Owens Corning in Toledo, Ohio for seventeen years. Raymond and Linda, his wife, own and operate twelve building material contracting branches throughout Missouri and Northwest Arkansas. He is active in Southeast Rotary Club, he serves as a director of the Missouri Sports Hall of Fame, and has served as a director of the Missouri Golf Association, a board member of the Springfield Business Development Corporation, a board member of the Private Industry Council, and a member of the Insulation Contractors Advisory Board, Home Builders Association, and Springfield Contractors Association.

     Wayne V. Barnes previously owned Sunnyland Stages, Inc., for approximately thirty-five years, until it was sold in 1998. He is presently the Vice-President and co-owner, with his wife, Barbara, of Sunnyland Tours, Inc., Springfield, Missouri. Mr. Barnes attended the University of Missouri and Drury College, and served in the US Navy. He is active in many civic organizations.

     Gregory V. Ostergren is the Chairman, President and Chief Executive Officer of American National Property and Casualty Insurance Company, Springfield, Missouri. After graduating from the University of Minnesota in 1977, Mr. Ostergren held various positions at Allstate Insurance Company in Chicago, Illinois, and Mutual Service Insurance Company in St. Paul, Minnesota. He moved to Springfield, Missouri in 1990, with his family. He is a member of the American Academy of Actuaries and an Associate of the Casualty Actuarial Society. He is also Chairman of the College of Natural and Applied Sciences Advisory Board for Southwest Missouri State University, on the Board of Directors of the Springfield Public School Foundation, past Board Member and Treasurer of the United Way of the Ozarks, and has served on a number of other professional and civic boards.

     Ivy L. Rogers retired from the US Department of Justice Bureau of Prisons. He held position as Chief Construction Representative working out of Washington, DC and other parts of the country. He was self-employed as a consultant for construction projects. He supervised construction of several new buildings from 1982 to 1996 for Greene County Missouri. Mr. Rogers served in the US Navy Construction Battalion during World War II. He is an ordained deacon in a Southern Baptist Church.

     Kurt D. Hellweg, is President and Chief Operating Officer of American Dehydrated Foods, Inc., a privately held company that manufactures ingredients for the feed industry. Mr. Hellweg joined the company in 1987, and has served as Vice President of Sales, and Senior Vice President of Operations. Prior to joining the company, Mr. Hellweg was an officer in the U.S. Navy from 1980-1987. During that time, he served tours as a helicopter pilot in the Atlantic Fleet, and as an instructor pilot. Mr. Hellweg holds a B.S. degree in Engineering from the University of Nebraska where he attended on a NROTC Scholarship.

     Gary Lipscomb, CPA, practiced as a Certified Public Accountant for over 25 years in Springfield, Missouri retiring from his firm, Lipscomb, Kirkpatrick and Company, CPA's in August of 1988 to devote full time to the operation of Lipscomb Ford-Chrysler, Inc. in Branson, Missouri. He sold his Branson operation in December of 1993 and since that time has owned and operated, with his wife Betty, Lipscomb Mitsubishi Suzuki in Springfield, Missouri. Mr. Lipscomb has been and is active in many social, fraternal, and religious activities. Mr. Lipscomb owns various real estate investments in Springfield and Branson, Missouri.

Meetings and Committees of the Board of Directors

     The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the Executive, Audit, Investment, ESOP (Employee Stock Ownership Plan), Option, RRP and RSP Committees. During fiscal 2001, the Board of Directors held 12 regular meetings. No Director attended less than 75% of those meetings and the meetings held by all committees of the Board of Directors on which he served.

     The Audit Committee consists of Messrs. Lipscomb, Barnes, Rogers, Barham, Tripp, Ostergren and Hellweg. This standing committee regularly meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee, along with the entire Board of Directors, meets with the independent certified public accountants to review the results of the annual audit and other related matters. The Audit Committee met four times during the fiscal year ended June 30, 2001.

     The Nominating Committee, a non-standing committee, meets once a year and is composed of the board of directors whose terms will not expire at the next annual meeting. Nominations by a stockholder will be considered if written and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation between 30 and 60 days prior to the meeting. However, if less than 31 days' notice of the meeting is given to stockholders, written notice must be similarly given no later than the tenth day after notice of the meeting was mailed to stockholders. A nomination must set forth, with respect to the nominee, (i) name, age, and addresses, (ii) principal occupation or employment, (iii) Common Stock beneficially owned, (iv) other information that would be required in a proxy statement. The stockholder giving notice must list, for himself, name and address as they appear on the Corporation's books, and the amount of Common Stock beneficially owned.

     The entire Board of Directors functions as a compensation committee, however Mr. Haseltine does not participate in matters of his own compensation. The committee meets as needed and met seven times during the fiscal year ended June 30, 2001.

Directors' Compensation

     Each member of the Board of Directors receive a yearly fee of $9,000, payable monthly. Directors do not receive fees for attendance at committee meetings.

Directors Barham, Barnes, Rogers and Lipscomb each received awards of stock options covering 21,704 shares of Common Stock under an option plan and 8,682 shares of Common Stock under the Restricted Stock Plan following stockholder approval of these plans on July 22, 1998. These directors each received awards of stock options covering 1,698 shares of Common Stock under a 1994 option plan. As to subsequently elected directors, Director Tripp received awards of stock options covering, 5,000 shares in July 1999 and 16,704 shares in August 1999 and received awards of 2,000 shares in July 1999 and 6,682 shares in August 1999 under the Restricted Stock Plan. In February 2000, under the 2000 Stock Compensation Plan, Director Ostergren received an award of 7,125 shares and an award of stock options covering 17,875 shares. In August 2001, Director Ostergren received an award of 1,557 shares and an award of stock options covering 3,829 shares. In August 2001, Director Hellweg received an award of 8,682 shares and an award of stock options covering 21,704 shares. All awards are earned at the rate of 20% one year after the date of grant and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control as defined in the plans.

Executive Compensation

     The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

Compensation Committee Interlocks and Insider Participation

     For the fiscal year ended June 30, 2001, the compensation committee consisted of directors Barham, Barnes, Haseltine, Lipscomb, Rogers, Tripp, Ostergren and Hellweg. This standing committee reviews performance, industry salary surveys and the recommendations of management concerning compensation. Mr. James E. Haseltine is the President and Chief Executive Officer of the Bank and the Company. Mr. Haseltine does not participate in compensation committee matters involving his compensation. Mr. Jack L. Barham is the Chairman of the Board of Directors of the Company and the Bank and had been, for many years until his retirement in 1995, an officer of the Bank.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Bank, with the Board of Directors, has designed the compensation and benefit plans for all employees, executive officers and directors in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board of Directors and to manage the Company and its subsidiary to meet the Company's mission, goals and objectives.

     To determine the compensation and benefit plans of employees, executive officers and directors, the committee reviews industry compensation statistics based on our asset size, makes cost of living adjustments, and establishes salary ranges for each senior officer, and fees for the Board of Directors. Management then determines, and is responsible to the Compensation Committee for salary ranges for junior level officers and staff. The Committee then reviews
(i) the financial performance of the bank over the most recently completed fiscal year (including ROA, ROE, G & A expense, CAMELS rating, quality of assets, risk exposure and compliance rating) compared to results at comparable companies within the industry, and (ii) the responsibilities and performance of each senior officer and the salary compensation levels of each officer compared to like positions at comparable companies within the industry. The Compensation Committee evaluates all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation.

     In January, 2001, the Compensation Committee adopted a limited "pay-for-performance" bonus plan for the purpose of attracting, retaining and motivating employees to improve the bank's overall value. This incentive pay system (i) sets the terms and conditions under which a known payment will be made for exceeding target goals and results under an employee's control, and (ii) must be
---------
measured and derived from the strategic plan, tied to specific bottom-line outcomes, and enhance shareholder value.

     All employees and officers may participate on an equal, non-discriminatory basis in the Bank's medical insurance plan, long-term disability plan and group life insurance plan. The Bank also provides all employees and officers with the opportunity to participate in the Employee Stock Ownership Plan (ESOP), and a non-contributory 401 (k) tax-deferred savings plan. The Compensation Committee of the Bank recommends all compensation and benefit plans to the full Board for approval annually.

     Stock Option and Restricted Stock Award Plans. The 1998 Stock Option Plan and the Restricted Stock Plan (RSP) were designed to reward Board members and senior officers for the future long-term performance of the Company, based on the responsibilities of the Board and senior officers to manage the Bank and the Company. The 2000 Stock Compensation Plan was adopted in February 2000. An additional plan, the 2001 Stock Compensation Plan, was adopted in March 2001.

     Report of Chief Executive Officer Compensation. The CEO's compensation is based on the same factors as those applied to other officers and employees, however, more emphasis is placed on the general health of the Bank and the Company, and their financial performance. In 1997, the Board of Directors ended a practice of paying an annual cash bonus to all officers and employees based on return on assets. Salaries were adjusted for 1998 to account for elimination of the bonus plan. The CEO's salary was increased for the 2001 fiscal year based on the continued profitability of the Bank and the Company. Prospectively, the compensation package will reflect a range based on like-sized, like-position comparables within the industry and the geographical region, tempered by the performance of the individual and the Company. Stock awards under the SOP and RSP plans provide incentive, but should not replace, or override, maintenance of the compensation range established from the comparables.

                          THE COMPENSATION COMMITTEE

Jack Barham  Wayne Barnes  Kurt D. Hellweg  Gary Lipscomb   Ivy Rogers
Raymond Tripp  Gregory Ostergren

Summary Compensation Table

     The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the fiscal years ended June 30, 2001, 2000, or 1999 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

------------------------------------------------------------------------------------------------------------------
                             Annual Compensation        Long Term Compensation
                        ------------------------------------------------------------------------------------------
                                                                    Awards                Payouts
                                                       --------------------------------------------
               Fiscal
  Name and      Year                     Other Annual      Restricted      Securities                All Other
 Principal     Ended                     Compensation        Stock         Underlying       LTIP    Compensation
  Position    June 30,  Salary    Bonus      (1)             Awards         Options        Payouts      (3)
------------------------------------------------------------------------------------------------------------------
 James E.       2001    $116,623  $  --      $ 9,000      $      --             --         $ --       $22,563
 Haseltine      2000     112,833     --       11,694             --             --           --        12,305
 President      1999     106,802     --       12,609        287,683(2)      41,650           --        19,983
  & CEO
------------------------------------------------------------------------------------------------------------------

______________________
(1) Includes Directors' fees of $9,000 for the years ended June 30, 2001, 2000 and 1999 in addition to an automobile allowance.
(2) Mr. Haseltine was awarded 21,405 shares of Common Stock during the fiscal year ended June 30, 1999. As of the date awarded, the shares were valued at $13.44 per share. These shares vest at a rate of 20% per year with the first installment vesting on July 22, 1999. Dividends are paid on restricted stock after awards vest. As of June 30, 2001, Mr. Haseltine had 12,589 shares of restricted stock, which had a value of $143,515 (based on a closing price per share of $11.40 on June 29, 2001).
(3) For 2001, consists of an allocation of 1,940 shares of Common Stock under the ESOP with a price per share on the date of allocation of $11.63. For 2000, consists of an allocation of 1,215 shares of Common Stock under the ESOP with a price per share on the date of allocation of $10.125. For 1999, consists of an allocation of 1,709.73 shares of Common Stock under the ESOP with a price per share on the date of allocation of $11.6875.

Employment Agreements

     The Bank has entered into employment agreements with James E. Haseltine, President and Chief Executive Officer and other executive officers of the Bank. Mr. Haseltine's employment agreement covers a term of three years. The agreements will be terminable by the Bank for "just cause" as defined in the agreements. Mr. Haseltine's employment agreement contains a provision stating that in the event of the termination of employment within 24 months after a change in control of the Bank, as defined in the agreement, Mr. Haseltine will be paid a lump sum an amount equal to two times Mr. Haseltine's five year average annual taxable compensation. In addition, the Bank entered into similar change in control agreements with eleven other officers, which will provide a severance payment of approximately two or three times the officer's average annual compensation upon termination without just cause in the event of a change in control, as defined in the agreements. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

                            STOCK PERFORMANCE GRAPH

     Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in The Nasdaq Composite Index and (b) the cumulative total stockholder return on stocks included in The Nasdaq Bank Index, During prior periods, The Nasdaq U.S. Index was used rather than The Nasdaq Composite Index. The change was made this year due to the unavailability of data for The Nasdaq U.S. Index. Indices data were obtained from The Nasdaq Stock Market website. All three investment comparisons assume the investment of $100 as of the close of business on December 30, 1997 (the date of initial issuance of the Common Stock) and the hypothetical value of that investment as of the Company's fiscal years ended June 30, 2001, 2000, 1999 and 1998.

                              GRAPH APPEARS HERE

                                Plotting Points

======================================================================================================================
                                              12/30/97         6/30/98         6/30/99         6/30/00         6/30/01
                                             ---------        --------        --------        --------        --------
----------------------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                       $  100.00        $ 121.06        $ 171.63        $ 253.42        $ 138.09
----------------------------------------------------------------------------------------------------------------------
Nasdaq Bank Index                            $  100.00        $ 102.37        $  90.04        $  72.20        $ 101.55
----------------------------------------------------------------------------------------------------------------------
Guaranty Federal Bancshares, Inc.            $  100.00        $ 101.61        $  95.19        $  85.32        $  99.86
======================================================================================================================

              AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR END
                               OPTION/SAR VALUES

===========================================================================================================================
                                                                Number of Securities
                                                               Underlying Unexercised        Value of Unexercised in-the-
                             Shares                            Options/SARs at FY-End         Money Options/SARs at FY-
                            Acquired            Value             (#) Exercisable /             End ($) Exercisable /
        Name             on Exercise(#)      Realized($)            Unexercisable                   Unexercisable
---------------------------------------------------------------------------------------------------------------------------
James E. Haseltine              -                 -            33,398   /   16,624                    45,526   /   0
===========================================================================================================================

Transactions with Certain Related Persons

Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank provides loans to its officers, directors, and employees to purchase or refinance personal residences as well as consumer loans. Loans made to officers, directors and executive officers are made in the ordinary course of business on the same terms and conditions as would be made to any other customer in the ordinary course of business. Prior to August 1989, all employees, officers and directors were eligible for accommodations as to origination and application fees. This practice was eliminated in 1989 as to directors and executive officers.

     The Company intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is composed of seven independent directors, each of whom is independent under the Marketplace Rules of The Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Company's Board of Directors. A copy of the charter is attached as Appendix A.

     The primary duties and responsibilities of the Audit Committee are to (i) monitor the Company's financial reporting process and systems of internal control, (ii) monitor the independence and performance of the Company's independent auditors and outsourced internal auditors, and (iii) assure that management, the board of directors, the outsourced internal auditors and the independent auditors have the opportunity to communicate with one another.

     The Committee has reviewed and discussed the consolidated financial statements with management and has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee has discussed with the independent accountants that firm's independence. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

     Based upon the Committee's discussions and review described above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001 filed with the Securities and Exchange Commission.

                                           AUDIT COMMITTEE

                                           Jack L. Barham
                                           Wayne V. Barnes
                                           Kurt D. Hellweg
                                           Ivy L. Rogers
                                           Gary Lipscomb
                                           Raymond D. Tripp
                                           Gregory V. Ostergren

                          PRINCIPAL ACCOUNTANT'S FEES

Audit Fees

     The aggregate fees billed to the Company by BKD, LLP, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $38,700.

Financial Information Systems Design and Implementation Fees

     There were no fees billed by BKD, LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2001.

All Other Fees

     The aggregate fees billed by BKD, LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended June 30, 2001 were $100,540.

                               SECOND PROPOSAL:
                          RATIFICATION OF BKD, LLP AS
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     Baird, Kurtz & Dobson was the Company's independent auditor for the fiscal year ended June 30, 2001 and has since changed its name to BKD, LLP. The Board of Directors has approved the selection of BKD, LLP as auditor for the fiscal year ending June 30, 2002, subject to ratification by stockholders. If not ratified, the Board of Directors will reconsider its selection. Ratification of the appointment of the auditor requires the approval of a majority of the votes cast by the stockholders of the Corporation at the meeting.

     The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of BKD, LLP as auditor.

     A representative of BKD, LLP will be present at the meeting. The representative will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

                                 MISCELLANEOUS

     The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter on or before September 24th, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

     The Company's annual report to stockholders for the fiscal year ended June 30, 2001, including financial statements, will be mailed on September 21, 2001, to all stockholders of record as of the close of business on September 4, 2001. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1341 W. Battlefield, Springfield, Missouri 65807-4181, no later than May 24, 2002.

     In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office between 60 days and 30 days prior to the meeting. If next year's annual meeting was also held on October 24th, then proposals would have to be delivered between August 25, 2002 and September 24, 2002. The Certificate of Incorporation provides that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office between 60 days and 30 days prior to the meeting, the proposal will not be eligible for presentation at that meeting.

However, if less than 31 days' notice of the annual meeting is provided, a stockholder's proposal would have to be received no later than 10 days after notice was mailed by the Company for that meeting.

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO E. LORENE THOMAS, SECRETARY, GUARANTY FEDERAL BANCSHARES, INC., 1341 WEST BATTLEFIELD, SPRINGFIELD, MISSOURI 65807-4181.

Dated: September 21, 2001

                                  Appendix A
                       Guaranty Federal Bancshares, Inc.
                            Audit Committee Charter
                             Adopted May 17, 2000

Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to.

Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance. Monitor the independence and performance of the Company's independent auditors and outsourced internal auditors.
Provide an avenue of communication among management, the independent auditors, the outsourced internal auditors, and the Board of Directors.

The Audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors, internal auditors, and compliance examiner well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants and experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the National Market of The Nasdaq Stock Market, Inc. The Company does not file reports under Regulation S-B of the Securities and Exchange Commission. The Audit Committee shall be comprised of all of the nonemployee members of the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of their independent judgement. All members of the Committee shall have a basic understanding of finance and accounting, and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management experience.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, a representative of the accounting firm providing internal auditing, a representative of the independent auditors, and as a committee to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditor's quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

Audit Committee Responsibilities and Duties

Review Procedures
-----------------

1. Review and reassess the adequacy of this Charter at least annually. Submit this charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations

2. Review the Company's annual audited financial statements prior to filing or distribution. This review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.
3. In consultation with the management, the independent auditors, and the internal audit firm, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit firm, together with management's responses.
4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposed of this review.

Independent Auditors
--------------------

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.
6. Approve the fees and other significant compensation to be paid to the independent auditors.
7. On an annual basis, the Committee shall receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company. The Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.
8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and the internal audit and general audit approach.
9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.
10. Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Function
-----------------------

11. The Company has elected to employ an independent accounting firm to perform the internal audit function. The internal auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the internal auditors and annually recommend to the Board of Directors the appointment of the internal auditors or approve any discharge of auditors when circumstances warrant.
12. Approve the fees and other significant compensation to be paid to the internal auditors.
13. On an annual basis, the Committee shall receive from the internal auditors a formal written statement delineating all relationships between the internal auditors and the Company. The Committee should review and discuss with the internal auditors all significant relationships they have with the Company that could impair the auditors' independence.
14. Review the internal auditors audit plan - discuss scope, staffing, locations, and general audit approach.
15. Review significant reports prepared by the internal auditors together with management's response and follow up to these reports.

Other Audit Committee Responsibilities
--------------------------------------

16. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators of governmental agencies.
17. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.
18. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.
19. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

[FORM OF PROXY]

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE
PROXY

                       GUARANTY FEDERAL BANCSHARES, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                               October 24, 2001

     The undersigned hereby appoints the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's corporate office at 1341 West Battlefield, Springfield, Missouri, on Wednesday, October 24, 2001, at 5:00 p.m., local time, and at any and all adjournments thereof, in the following manner: Please be sure to sign and date this Proxy below.

Date_________

Stockholder Co-holder (if any) ______________________

1. The election as directors of all nominees listed (except as marked to the contrary below):

                         Jack L. Barham
                         James E. Haseltine
                         Raymond D. Tripp

     FOR   [  ]          WITHHOLD  [  ]            FOR ALL EXCEPT  [  ]

INSTRUCTION: To withhold authority to vote for individual nominee(s), mark "For All Except" and write the name(s) in the space provided below.
                        _______________________________

2. The ratification of the appointment of BKD, LLP as independent auditors of the Company for the fiscal year ending June 30, 2002.

     FOR   [  ]          AGAINST   [  ]                   ABSTAIN  [  ]

     In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" all of the above listed propositions.

     THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

   Detach above card, sign, date and mail in postage paid envelope provided.

                       GUARANTY FEDERAL BANCSHARES, INC.

     Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of the stockholder's decision to terminate this Proxy. The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders and a Proxy Statement dated September 21, 2001.

     Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.